Howard Weil Energy Conference    March 25, 2014    Martin Craighead

Martin Craighead - Chairman and CEO, Baker Hughes
Presentation at Howard Weil Energy Conference, March 25, 2014
Speaker Notes & Presentation Slides

Howard Weil Energy Conference

Martin Craighead
Chairman and CEO

March 25, 2014

BAKER HUGHES

Howard Weil
A member of the Scotiabank group

© 2014 BAKER HUGHES INCORPORATED. ALL RIGHTS RESERVED. TERMS AND CONDITIONS OF USE. BY ACCEPTING THIS DOCUMENT, THE RECIPIENT AGREES THAT THE DOCUMENT TOGETHER WITH ALL INFORMATION INCLUDED THEREIN IS THE CONFIDENTIAL AND PROPRIETARY PROPERTY OF BAKER HUGHES INCORPORATED AND INCLUDES VALUABLE TRADE SECRETS AND/OR PROPRIETARY INFORMATION OF BAKER HUGHES (COLLECTIVELY "INFORMATION"). BAKER HUGHES RETAINS ALL RIGHTS UNDER COPYRIGHT LAWS AND TRADE SECRET LAWS OF THE UNITED STATES OF AMERICA AND OTHER COUNTRIES. THE RECIPIENT FURTHER AGREES THAT THE DOCUMENT MAY NOT BE DISTRIBUTED, TRANSMITTED, COPIED OR REPRODUCED IN WHOLE OR IN PART BY ANY MEANS, ELECTRONIC, MECHANICAL, OR OTHERWISE, WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF BAKER HUGHES, AND MAY NOT BE USED DIRECTLY OR INDIRECTLY IN ANY WAY DETRIMENTAL TO BAKER HUGHES' INTEREST.

Good morning everyone, and thank you Bill, for inviting me to present today.
A year ago, I stood on this stage and talked about a huge opportunity for Baker Hughes; one that is only 150 miles away to the South – the ultra-deepwater Gulf of Mexico. The ultra-deepwater opportunity remains on track, and will be one of the most technically challenging, and fastest growing markets for Baker Hughes, in the years ahead.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

Today, I’d like to shift from offshore to onshore, and talk about the biggest near-term opportunity for Baker Hughes, and that is leveraging our heritage of technology innovation to accelerate the next generation of completion and production solutions for the unconventionals. Then, I’ll transition from the long term to the short term, and provide you with a quick update on our business today.

Forward-Looking Statements

Today's discussion may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, the expectations, beliefs, plans and objectives of Baker Hughes. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Our actual results or actions may differ materially from those projected in these forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Baker Hughes' Annual Report on Form 10-K for the year ended December 31, 2013; and those set forth from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), which are available at the SEC's website at www.sec.gov and our website at www.bakerhughes.com/investor.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements.

© 2014 Baker Hughes Incorporated. All Rights Reserved.

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BAKER HUGHES

Before I get into the details of today’s presentation, I would like to remind you that I will be making some Forward Looking Statements. For a full disclosure of the associated risk factors, I invite you to refer to our SEC filings.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

Accelerating the Pace of Innovation

BAKER HUGHES

RDS Reservoir Consulting Center | Q4 2013

Artificial Lift Technology Center | Q1 2014

Western Hemisphere Training Center | Q2 2014

© 2014 Baker Hughes Incorporated. All Rights Reserved.

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Baker Hughes has always played a leading role in improving the economics of oil and gas development. Introducing innovative new technologies is in our DNA, and has been for over 100 years.
Today, we are continuing to make strategic investments which will allow us to accelerate the commercialization of tomorrow’s revolutionary new products and services.
Last month, we officially opened the Artificial Lift Research and Technology Center in Claremore, Oklahoma. This facility is the world’s preeminent artificial lift research center, and we are already leveraging new capabilities to design the next generation of products and services to boost EUR’s.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

We also expanded our global research network, and recently opened the Reservoir Consulting Center of Excellence in Abu Dhabi. This center is strategically located to provide our customers with crucial reservoir consulting services, at a time when Eastern Hemisphere markets are rapidly expanding in terms of activity and complexity.
And in the coming weeks, we will be opening the Western Hemisphere Education Center in Tomball, Texas. This facility is designed to drive efficiency and consistency in the way we train our people, by consolidating dozens of smaller training centers across the Western Hemisphere into one new facility.
As reserves become more difficult to find and produce, the need for rapid innovation and reliable service will continue to grow in importance and value to our customers, and these investments will help us enable safe and efficient energy production for the next generation.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

Today, one of the greatest opportunities to leverage our strengthening research and development capability is to continue improving the economics of shale production.
For the last two years, one of the major themes we’ve been tracking has been “US Drilling Efficiencies”. The time it takes to drill and complete an unconventional well has been shortened by a third in several basins.
This is the result of new techniques like pad drilling, and zipper frac completions. And new technologies like advanced rotary steerable systems and hybrid drill bits.
As a result, we are constructing more wells with fewer rigs, and the consumption of oilfield products and services has increased in velocity. This explains why North American revenues grew for the major oilfield service companies last year, despite a falling rig count.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

But, as we’ve predicted, the rate of change in respect to drilling efficiencies is beginning to plateau. There is still some room for improvement in the Permian, but most of the other basins are constructing wells at maximum efficiency with today’s techniques and technologies,
And it’s important to note that drilling and completion efficiencies do not provide a means of differentiation among North American operators, because technology advancements are highly transferable from one E&P company to another.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

Let me share an example; this quarter, we launched ShadowPlug.
This innovation incorporates completions technology with nanotechnology, and has the potential to save a bit more time to complete a well, by eliminating the need to mill out plugs. Each ShadowPlug is pumped down and set on wireline, just like any other plug.
The setting tool is removed, and the zone is perforated across several areas, with standard wireline guns. Again, just like any other well.
The perforating guns are removed from the well… and this is where the operation starts to diverge from a typical plug n perf job; we now drop a ball. Not an ordinary ball, but a ball made from our proprietary electrolytic material – the same sort of dissolving Intallic ball used with our FracPoint sliding sleeve technology.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

The ball lands on the ShadowPlug and the zone is ready to be frac’ed. At this point, from the customer’s perspective, the plugging, perforating, and well stimulation has not changed.
The ShadowPlug is engineered with a large bore ID, ready for production. There are similar ball-and-plug systems out there, but none which provide the same sort of large diameter flow path, along with a ball made from this sort of disintegrating electrolytic material.
Once the frac’ing job is over, the well can now flow and the Intallic balls begin to dissolve away. Normally at this point, the plugs would have to be milled out – typically with a coil tubing unit.
ShadowPlug saves time by eliminating a long milling operation. This reduces the cost to complete a well and the time to bring the well onto production. Also, this technology allows our customers to experiment with even longer laterals, since coil tubing is no longer a limiting factor.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

ShadowPlug is a great example of how we continually drive efficiencies, one hour at a time, through incremental changes in technology. But here’s the takeaway: ShadowPlug does not provide differentiation for our customers. Why? Because we’re happy to sell it to all of them.
And it really doesn’t provide much differentiation for us either in the long run. We have a couple competitors out there who can spell “nanotechnology”, and it won’t take too long for them to catch up.
Keeping ahead of the competition means keeping a continual stream of innovations in the pipeline. And we already have the next great plug n’ perf innovation lurking in the shadows.
Going forward, the most sustainable point of differentiation for our customers is the rock itself. Shale resources are not homogenous. Each basin is different, and even wells on the same pad are unique. We are seeing our North American customers beginning to shift their focus from efficiency to recovery.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

ProductionWave™

- Integrated service solution
- Leverages strength in Artificial Lift, Completion Systems, Production Chemicals and Real-time Monitoring
- Designed to maximize production and reduce maintenance costs

© 2014 Baker Hughes Incorporated. All Rights Reserved.

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As innovators, this is where Baker Hughes is going to make its next mark on the energy industry, and it’s beginning with our ProductionWave solution that we introduced to the market only a few months ago.
The ProductionWave concept began with the development of an Electrical Submersible Pump that can handle a wide range of flow rates; including low flow applications down to 50 barrels per day. We call this game-changing product, our FlexPump series. FlexPump is a fantastic innovation in its own right. But the real key was to integrate this new product with chemical injection systems and real-time monitoring, and repackage the family of products as the ProductionWave service solution.
ProductionWave leverages our leadership across several of our key product lines – artificial lift, production chemicals, and completion systems – to create an entirely new service offering. We

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

are now able to custom-tailor a well-specific solution, designed to maximize production in the unconventionals.
And the performance of ProductionWave is exceeding expectations. For early adopters of this technology, we’re able to significantly boost production and reduce maintenance costs with less well interventions than rod lift systems.
In one recent case, a customer of ours highlighted the importance of ProductionWave during their analyst conference. For this customer, ProductionWave has boosted production in a handful of wells by more than 80%. One well saw production increase 98%.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

To date, we have installed several hundred ProductionWave systems. And we’re now seeing scenes like the one you see here more and more often: customers tearing down the old nodding donkey eyesore, and installing ProductionWave in its place. It’s better for production, better for maintenance, and better for the landscape.
And this is just the beginning. Just like ShadowPlug, we’re already looking past today’s version of ProductionWave, and testing the next generation of production enhancement technologies.
I believe that the technology is on the horizon to boost the recovery rate of the typical oil well by as much as fifty percent. Imagine that. Imagine the impact of that sort of production on our industry.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

Today, there are nearly 400,000 producing oil wells in the U.S. – ten percent of which are unconventional wells. And each year our customers here are punching another 35,000 holes in the ground.
One day, we may not need any more holes. We may get to the point where we have all the holes we need, and we focus all of our efforts on pulling more energy out of existing holes.
To be clear, that vision is far down the road. You can rest assured Baker Hughes will be a leading provider of Drilling Services in North America for years to come.
But that’s the sort of bold vision that is energizing our Research Engineers at our new Artificial Lift Research and Technology Center. And it’s the efforts of our Research and Engineering groups which will drive long term profitable growth for Baker Hughes.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

In the short term, our performance is driven by today’s products and today’s market environment. Our products are doing well, but as you’ve heard, demand has been impacted by unfavorable market conditions this quarter.
In North America, poor weather conditions across the US have slowed drilling, leading to an interesting reversal of the wells-per-rig trend; the US rig count is trending up, but the total well count will be relatively flat compared to the fourth quarter. The strong activity in the Permian has been a pleasant surprise and has the potential to keep our operations booked up for several months. But for the first quarter, these gains were more than offset by delays in the Rockies and the Northeast.
As a result of the delays during the first two months of this year, our North American revenue in the first quarter is projected to be flat versus the fourth quarter.
However, because of the continuing improvement in our Pressure Pumping cost structure, strong sales in new technologies such as ProductionWave, and an improving mix of business in the Gulf of Mexico, our North American margins are expected to improve sequentially, in the range of 100 to 150 basis points.
Elsewhere, our guidance is relatively unchanged. The one new item that will impact our international performance is the unfavorable fluctuation in foreign exchange rates. Most significantly, the recent weakness in Russian markets has caused the Ruble to weaken dramatically.
The weakening Ruble, along with terrible weather conditions in the North Sea, will have an impact on our Europe/Africa/Russia revenue and margins this quarter, and will likely cost us two or three cents, versus our previous expectations.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

Full Year Outlook

- North American mid-teens margin target remains intact
- Latin America margins to benefit from a better mix of business
- Strong profitable growth in the Eastern Hemisphere
- Industrial Services positioned for profitable growth
- Remain focused on free cash flow and quality of earnings

© 2014 Baker Hughes Incorporated. All Rights Reserved.

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When we look beyond this quarter, our outlook for the full year is unchanged and as bright as ever. In North America, with winter weather behind us, rising US well counts, improving mix in the Gulf of Mexico, and continued strengthening of our US Pressure Pumping business, our margins are projected to grow several hundred basis points higher, into the mid-teens in the second half of the year.
In Latin America, we will continue to aggressively manage our business to reduce risk, improve working capital, and grow margins – even if it means a temporary freeze on the top line.
And in the Eastern hemisphere, currency fluctuations aside, we expect our operating segments to keep pace with the growth in rig counts, led by our Middle East/Asia Pacific segment. In this region, we project strong market activity, and with Iraq on the mend, margins should resume an upward trend this year.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

And last but not least, that brings me to our Industrial Services group. Normally, this is where I would remind you that Industrial Services does not change much over the prior year, because this is a “steady” business. But we’re not planning for our Industrial Services to remain steady much longer.
As you’ve heard from me today, I believe that the upstream market will begin to focus less on well construction efficiencies and more on recovery rates. Therefore, I also believe that the midstream and downstream service markets will be major growth opportunities in the energy industry.
The acquisition of Weatherford’s pipeline services business complements our existing Process and Pipeline Services group.
This business is a perfect match for Baker Hughes, as we are able to leverage proprietary technologies – the same sort of sensing technologies we use to inspect casing in oil wells – as well as our global distribution network. And I am confident this acquisition will provide long-term shareholder value.
As a result, our Industrial Services group is well positioned to finally break the mold of “business as usual” going forward.
Our core businesses which include well construction, well production, and Industrial Services will drive strengthening earnings this year. And through a disciplined approach to capital, we are also in a good position from a cash flow perspective. Last year we reduced CapEx and focused successfully on reducing our cash conversion cycle. The result was record free cash flow.
This year is following a similar pattern: CapEx has been reduced a bit more, our cash conversion cycle is expected to drop a couple more days, and free cash flow should remain robust. And not unlike last year, as you would have seen from our 10-K, we have continued to return cash to shareholders via share buybacks early in the first quarter.

Howard Weil Energy Conference    March 25, 2014    Martin Craighead

Based on strong free cash flow projections and a positive outlook for the year, share buybacks are expected to continue on a discretionary basis, under our current share repurchase authorization.
Likewise, we project our investment in research and engineering investment to reach record levels again this year. Innovation remains the lifeblood of Baker Hughes and will drive long term, profitable growth. At the same time, I remain equally committed to the near term; delivering on our margin targets, improving the quality of our earnings, and increasing shareholder returns.
And with that, let’s open things up for questions.

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